UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment #1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

JANUARY 23, 2020
Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Kansas	001-39028	26-3212879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11440 Tomahawk Creek Parkway	Leawood	Kansas
(Address of Principal Executive Offices)

66211
(Zip Code)

(913) 312-6822
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 23, 2020, CrossFirst Bankshares, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Form 8-K"). The Initial Form 8-K included a press release, furnished as Exhibit 99.1, reporting its preliminary financial results for the fourth quarter and full-year 2019 (the "Earnings Release"), and a related investor presentation, furnished as Exhibit 99.2, providing additional supplemental preliminary financial and other information for the same period (the "Investor Presentation"). The Company is furnishing this Amended Report on Form 8-K (this "Form 8-K/A") to make certain changes to the financial information that was included in its Earnings Release and Investor Presentation. This Form 8-K/A, including Exhibits 99.1 and 99.2 attached hereto, amend, restate and supersede in their entirety, the Initial Form 8-K, including the Earnings Release and Investor Presentation.
Item 2.02.    Results of Operations and Financial Condition.
On January 23, 2020, the Company issued the Initial Form 8-K, including the Earnings Release and Investor Presentation. In connection with the preparation and review of its 2019 financial statements, the Company has concluded it is necessary to record an additional loan loss provision of $16 million for fourth quarter 2019. The need for additional provision was determined through the Company's internal monitoring processes for reviewing problem credits and resulted from new information obtained in the first quarter of 2020. As a result of the revisions, the Company's preliminary fourth quarter earnings estimate is reduced to a net loss of approximately $700 thousand, or ($0.01) per diluted share, and full-year 2019 net income of $28.5 million, or $0.58 per diluted share. The Company had reported its fourth quarter 2019 net income at $11.4 million, or $0.22 per diluted share, and full-year 2019 net income of $40.6 million, or $0.83 per diluted share. A copy of the revised earnings release and revised investor presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.
The information in Item 2.02 of this Form 8-K/A (including Exhibits 99.1 and 99.2 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release Issued February 24, 2020
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 24, 2020	CROSSFIRST BANKSHARES, INC.

		By:	/s/ David O'Toole
David O'Toole Chief Financial Officer